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                                                                   Exhibit 99.6

                                    FORM OF
                                VOTING AGREEMENT


         VOTING AGREEMENT (the "Agreement"), dated as of October 5, 1999, between William L. Bennett (the "Stockholder") and UICI, a Delaware corporation ("Parent").

         WHEREAS, concurrently with the execution of this Agreement, HealthPlan Services Corporation (the "Company"), Parent and UICI Acquisition Co., a Delaware corporation and a wholly owned subsidiary of Parent ("Sub"), have entered into an Agreement and Plan of Merger (as the same may be amended from time to time, the "Merger Agreement"), providing for the merger (the "Merger") of Sub with and into the Company pursuant to the terms and conditions of the Merger Agreement; and

         WHEREAS, upon consummation the Merger, the stockholders of the Company will receive a number of shares of common stock, par value $.01 per share, of Parent ("Parent Common Stock") equal to the Exchange Ratio (as defined in the Merger Agreement) for each share of common stock, par value $.01 per share (the "Company Common Stock") of the Company owned by them;

         WHEREAS, the Stockholder owns of record and beneficially 238,831 shares of Company Common Stock and wish to enter into this Agreement with respect to all of such shares (such shares of Company Common Stock being referred to as the "Shares"); and

         WHEREAS, in order to induce Parent to enter into the Merger Agreement, the Stockholder has agreed, upon the terms and subject to the conditions set forth herein, to vote the Shares and to deliver an irrevocable proxy to Parent to vote the Shares at a meeting of the Company's stockholders, in favor of approval and adoption of the Merger Agreement.

         NOW, THEREFORE, for good and valuable consideration, the receipt, sufficiency and adequacy of which is hereby acknowledged, the parties hereto agree as follows:

         1. Agreement to Vote Shares. The Stockholder agrees during the term of this Agreement to vote the Stockholder's Shares, in person or by proxy, (a) in favor of approval and adoption of the Merger Agreement and the Merger at every meeting of the stockholders of the Company at which such matters are considered and at every adjournment thereof, and (b) against an Alternative Acquisition (as such term is defined in the Merger Agreement). The Stockholder agrees to deliver to Parent upon request immediately prior to any vote contemplated by clause (a) or (b) above a proxy substantially in the form attached hereto as Annex A (a "Proxy"), which Proxy shall be irrevocable during the term of this Agreement to the extent permitted under Delaware law, and Parent agrees to vote the Shares subject to each such Proxy in favor of approval and adoption of the Merger Agreement and the Merger.

         2. No Voting Trusts. The Stockholder agrees that the Stockholder will not, nor will the Stockholder permit any entity under the Stockholder's control to, deposit any of the


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Stockholder's Shares in a voting trust or subject any of its Shares to any arrangement with respect to the voting of the Shares inconsistent with this Agreement.

         3. Limitation on Dispositions and Proxies. During the term of this Agreement, the Stockholder agrees not to sell, assign, pledge, transfer or otherwise dispose of, or grant any proxies with respect to (except for a Proxy or a proxy which is not inconsistent with the terms of this Agreement) any of the Stockholder's Shares.

         4. Specific Performance. Each party hereto acknowledges that it will be impossible to measure in money the damage to the other party if a party hereto fails to comply with the obligations imposed by this Agreement, that, in the event of any such failure, the other party will not have an adequate remedy at law or in damages. Accordingly, each party hereto agrees that injunctive relief or other equitable remedy, addition to remedies at law or damages, is the appropriate remedy for any such failure and will not oppose the granting of such relief on the basis that the other party has an adequate remedy at law. Each party hereto agrees that it will not seek, and agrees to waive any requirement for, the securing or posting of a bond in connection with any other party's seeking or obtaining such equitable relief.

         5. Term of Agreement; Termination. Subject to Section 9(e), the term of this Agreement shall commence on the date hereof and such term and this Agreement shall terminate upon the earliest to occur of (i) the Effective Time, and (ii) the date on which the Merger Agreement is terminated in accordance with its terms. Upon such termination, no party shall have any further obligations or liabilities hereunder; provided, that such termination shall not relieve any party from liability for any breach of this Agreement prior to such termination.

         6. Representations and Warranties of the Stockholder. The Stockholder represents and warrants to Parent that, as of the date hereof, (a) such Stockholder has full legal power and authority to execute and deliver this Agreement and the Proxy, and (b) such Stockholder's Shares are free and clear of all proxies (except for a proxy which is not inconsistent with the terms of this Agreement).

         7. Entire Agreement. This Agreement supersedes all prior agreements, written or oral, among the parties hereto with respect to the subject matter hereof and contains the entire agreement among the parties with respect to the subject matter hereof. This Agreement may not be amended, supplemented or modified, and no provisions hereof may be modified or waived, except by an instrument in writing signed by all parties hereto. No waiver of any provisions hereof by any party shall be deemed a waiver of any other provisions hereof by any such party, nor shall any such waiver be deemed a continuing waiver of any provision hereof by such party.

         8. Notices. All notices, requests, claims, demands or other communications hereunder shall be in writing and shall be deemed given when delivered personally, upon receipt of a transmission confirmation if sent by telecopy or like transmission (with confirmation) and on the next business day when sent by Federal Express, Express Mail or other reputable overnight courier service to the parties at the following addresses (or at such other address for a party as shall be specified by like notice):


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                  (a)      If to Parent:

                           UICI
                           401 McEwen Drive, Suite 200
                           Dallas, TX 75244
                           Attention:
                           Telecopier No.:

                           with a copy to:

                           Gardner, Carton & Douglas
                           321 North Clark Street
                           Chicago, IL  60610-4795
                           Attention: Charles R. Manzoni, Jr., Esq.
                           Telecopier No.: (312)644-3381

                  (b)      If to Stockholder:

                           William L. Bennett
                           3501 Frontage Road
                           Tampa, FL  33607
                           Telecopier No.: (813)289-4570

         9.       Miscellaneous.

                  (a) This Agreement shall be deemed a contract made under, and for all purposes shall be construed in accordance with, the laws of the State of Delaware, without reference to its conflicts of law principles.

                  (b) If any provision of this Agreement or the application of such provision to any person or circumstances shall be held invalid or unenforceable by a court of competent jurisdiction, such provision or application shall be unenforceable only to the extent of such invalidity or unenforceability, and the remainder of the provision held invalid or unenforceable and the application of such provision to persons or circumstances, other than the party as to which it is held invalid, and the remainder of this Agreement, shall not be affected.

                  (c) This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original but all of which together shall constitute one and the same instrument.

                  (d) All Section headings herein are for convenience of reference only and are not part of this Agreement, and no construction or reference shall be derived therefrom.


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                  (e) The obligations of the Stockholder set forth in this
Agreement shall not be effective or binding upon the Stockholder until after such time as the Merger Agreement is executed and delivered by the Company, Parent and Sub, and the parties agree that there is not and has not been any other agreement, arrangement or understanding between the parties hereto with respect to the matters set forth herein.

         IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the date first written above.

                                       WILLIAM L. BENNETT


                                       /s/ William L. Bennett
                                       ------------------------------------


                                       UICI


                                       By:
                                          ---------------------------------
                                          Name:
                                          Title:



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                                   (ANNEX A)

                                 FORM OF PROXY


         The undersigned, for consideration received, hereby appoints UICI, a Delaware corporation ("Parent"), its proxy to vote __________ shares of Common Stock, par value $.01 per share, of _________________________, a Delaware corporation (the "Company"), owned by the undersigned and described in the Voting Agreement referred to below and which the undersigned is entitled to vote at any meeting of stockholders of the Company, and at any adjournment thereof, to be held for the purpose of considering and voting upon a proposal to approve and adopt the Agreement and Plan of Merger, dated as of October __, 1999 (the "Merger Agreement"), by and among the Company, Parent, and UICI Acquisition Co., a Delaware corporation and a wholly owned subsidiary of Parent ("Sub"), providing for the merger (the "Merger") of Sub with and into the Company, FOR such proposal and AGAINST any Alternative Acquisition (as such term is defined in the Merger Agreement). This proxy is subject to the terms of the Voting Agreement, is coupled with an interest and revokes all prior proxies granted by the undersigned with respect to such __________ shares, is irrevocable and shall terminate and be of no further force or effect automatically at such time as the Voting Agreement, dated as of October __, 1999 between the undersigned and Parent, a copy of such Agreement being attached hereto, terminates in accordance with its terms.

         Dated:  ____________________, 1999

OFFICERS AND DIRECTORS                          WILLIAM L. BENNETT
OF THE COMPANY:

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Name:

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Name:

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Name:

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Name: